The Simple Capital Fund

A series of the Simple Capital Trust

Supplement dated April 8, 2011

To Prospectus dated April 1, 2011

On April 5st, 2011 the Board of Trustees of The Simple Capital Fund (the “Fund”), a series of the Simple Capital Trust (the “Trust”) after deliberate consideration of alternative courses of action, determined that it is in the best interests of the Fund’s shareholders to close the Fund and provide for its orderly dissolution. Accordingly, the Trustees have authorized the officers of the Fund to take all appropriate actions necessary for the liquidation of the Fund on or about April 30th, 2011.  As a result of these developments, the Fund is closed to new investors, effective immediately.

While undergoing an orderly liquidation, the Fund has instructed the Adviser to liquidate all Fund assets by April 25th, 2011 and invest all proceeds into cash equivalents in the form of money market fund shares. As a result, the Fund will not be pursuing its investment objective during and subsequent to the asset liquidation process.

If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-800-839-6587.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid  disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement and the Fund's Prospectus, dated April 1, 2011, provide important information an investor ought to know and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2011, which is incorporated herein by reference and can be obtained without charge by calling 1-800-839-6587.